Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert D. Wright, Chief Executive Officer and President of Potbelly Corporation (the “Registrant”), and Steven Cirulis, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his knowledge on the date hereof:
1.the Registrant’s Quarterly Report on Form 10-K for the period ended December 29, 2024, to which this Certification is attached as Exhibit 32.1 (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 6, 2025	By:	/s/ Robert D. Wright
Robert D. Wright
Chief Executive Officer and President
(Principal Executive Officer)

Date: March 6, 2025	By:	/s/ Steven W. Cirulis
Steven W. Cirulis
Senior Vice President, Chief Financial Officer and Chief Strategy Officer
(Principal Financial Officer)